Exhibit 32.2

CERTIFICATION OF PERIOD REPORT

I, James A. Graf, Vice President, Chief Financial Officer, Treasurer and Secretary of Silver Eagle Acquisition Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2014	/s/ James A. Graf
James A. Graf
Vice President, Chief Financial Officer, Treasurer and Secretary
(principal financial officer)